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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




Date of Report (Date of earliest event reported): December 5, 1994



                          First Financial Corporation
_______________________________________________________________________________
             (Exact name of registrant as specified in its charter)




Wisconsin                      0-11889                    39-1471963
_______________________________________________________________________________
(State or other              (Commission                (IRS Employer
jurisdiction of              File Number)             Identification No.)
incorporation)



1305 Main Street
Stevens Point, Wisconsin                               54481
_______________________________________________________________________________
(Address of principal executive office)               (Zip Code)


Registrant's telephone number, including area code:(715) 341-0400


                                 Not applicable
_______________________________________________________________________________
         (Former name or former address, if changed since last report)
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Item 5.           Other Events.

                  On December 5, 1994, First Financial Corporation (the "Company") entered into Amendment No. 1 to the Agreement and Plan of Reorganization among First Financial Corporation, First Financial Acquisition Company and FirstRock Bancorp, Inc. A copy of the amendement is attached at Exhibit 2 hereto and incorporated by reference herein.





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                                   SIGNATURES



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              FIRST FINANCIAL CORPORATION
                                              (Registrant)



                                              By     /s/ John C. Seramur
                                                     _____________________
                                                     John C. Seramur
                                                     President and Chief
                                                     Executive Officer


Dated:  December 7, 1994



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                                 EXHIBIT INDEX



EXHIBIT

  2                         Amendment   No.  1  to  Agreement   and  Plan  of
                            Reorganization among First Financial Corporation, First Financial Acquisition Company and FirstRock Bancorp, Inc.





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